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                                                                 Exhibit 10.46

                              STOCKHOLDER AGREEMENT

         THIS STOCKHOLDER AGREEMENT, dated as of January 26, 2000 (this "Agreement"), is made by and among Breakaway Solutions, Inc., a Delaware corporation (the "Buyer"), Benedict Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Buyer ("Transitory Subsidiary"), and the holders (the "Stockholders") of the shares of Common Stock, $0.01 par value per share (collectively, the "Shares"), of Eggrock Partners, Inc., a Delaware corporation (the "Company"), listed on SCHEDULE A hereto. Capitalized terms not defined herein shall have the meaning set forth in the Merger Agreement (as defined below).

         WHEREAS, concurrently herewith, the Buyer, Transitory Subsidiary and the Company are entering into an Agreement and Plan of Merger (as it may be amended from time to time in the future in accordance with its terms, the "Merger Agreement") providing for the merger of Transitory Subsidiary with and into the Company (the "Merger"), with the Company being the entity surviving the Merger and becoming a wholly owned subsidiary of the Buyer; and

         WHEREAS, in order to induce the Buyer and Transitory Subsidiary to enter into the Merger Agreement, the Buyer and Transitory Subsidiary have requested that the Stockholders, and the Stockholders have agreed to, enter into this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                  VOTING AGREEMENT; IRREVOCABLE GRANT OF PROXY

         Section 1.1 VOTING AGREEMENT. Each Stockholder hereby agrees to vote all Shares that such Stockholder is entitled to vote to approve and adopt the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto at any meeting of the stockholders of the Company, and at any adjournment thereof (or by written consent in lieu of a meeting), at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company. Each Stockholder hereby agrees that it will not vote (or give a written consent with respect to) any Shares in favor of the approval of any (i) Acquisition Proposal by any person other than Buyer or its affiliates; or (ii) reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company.

         Section 1.2 IRREVOCABLE PROXY. Each Stockholder hereby revokes any and all previous proxies granted with respect to such Stockholder's Shares. Each Stockholder hereby grants a proxy appointing Transitory Subsidiary as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder's name, to vote all Shares that such Stockholder is entitled to vote in accordance with the obligations of the Stockholders set forth in Section 1.1 above. The proxy granted by each Stockholder pursuant to this Section 1.2 is irrevocable and is granted in consideration of Transitory Subsidiary's entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The
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proxy grant by each Stockholder shall be revoked upon termination of this
Agreement in accordance with its terms. At Transitory Subsidiary's request, each Stockholder shall perform such further acts and execute such further documents as may be required to vest in Transitory Subsidiary the sole power to vote the Shares during the term of the proxy granted herein in accordance with the terms of the proxy granted herein.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         Each of the Stockholders severally, and not jointly, represents and warrants to Transitory Subsidiary that:

         Section 2.1 VALID TITLE. Such Stockholder is the sole, true, lawful record and beneficial owner of Shares set forth next to such Stockholder's name on SCHEDULE A attached hereto with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto except as may be disclosed in the Disclosure Schedule attached to the Merger Agreement or with respect to restrictions imposed by federal or state securities laws. At any Closing, such Stockholder will convey good and valid title to such Stockholder's Shares being purchased free and clear of any and all claims, liens, charges, encumbrances and security interests. None of such Stockholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

         Section 2.2 NON-CONTRAVENTION. The execution, delivery and performance by such Stockholder of this Agreement and the voting of the Shares by the stockholder in accordance with Section 1.1 hereof (i) are within such Stockholder's powers, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person) and (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

         Section 2.3 BINDING EFFECT. This Agreement has been duly executed and delivered by such Stockholder and is the valid and binding agreements of such Stockholder, enforceable against such Stockholder in accordance with its respective terms except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement, has full power and authority to enter into and perform this Agreement.

         Section 2.4 TOTAL SHARES. The number of Shares set forth next to each Stockholder's name on Schedule A hereto are the only Shares legally or beneficially owned by such Stockholder and, except as set forth on SCHEDULE A, such Stockholder owns no options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any securities of the Company.

         Section 2.5 FINDER'S FEES. No investment banker, broker or finder is entitled to a commission or fee from the Buyer, Transitory Subsidiary or the Company in respect of this


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Agreement based upon any arrangement or agreement made by or on behalf of such
Stockholder.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF

                         BUYER AND TRANSITORY SUBSIDIARY

         Section 3.1 BUYER'S REPRESENTATIONS. Buyer represents and warrants to each of the Stockholders that Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby (i) have been duly authorized by the Board of Directors of Buyer and no other corporate action on the part of Buyer is necessary to authorize the execution, delivery or performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby, and (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority. This Agreement has been duly executed and delivered by Buyer and is a valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

         Section 3.2 TRANSITORY SUBSIDIARY'S REPRESENTATIONS. Transitory Subsidiary represents and warrants to each of the Stockholders that Transitory Subsidiary has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Transitory Subsidiary of this Agreement and the consummation by Transitory Subsidiary of the transactions contemplated hereby (i) have been duly authorized by the Board of Directors of Transitory Subsidiary and no other corporate action on the part of Transitory Subsidiary is necessary to authorize the execution, delivery or performance by Transitory Subsidiary of this Agreement and the consummation by Transitory Subsidiary of the transactions contemplated hereby, and (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority. This Agreement has been duly executed and delivered by Transitory Subsidiary and is a valid and binding agreement of Transitory Subsidiary, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

                                   ARTICLE IV

                          COVENANTS OF THE STOCKHOLDERS

         Each of the Stockholders hereby covenants and agrees that:

         Section 4.1 NO PROXIES FOR OR ENCUMBRANCES ON STOCKHOLDER SHARES. Except as provided in this Agreement, such Stockholder shall not, during the term of this Agreement, without the prior written consent of Transitory Subsidiary, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into


                                      -3-
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any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares. Such Stockholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify Transitory Subsidiary promptly, and to provide reasonable details requested by Transitory Subsidiary, if such Stockholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

         Section 4.2 NO SHOP. Such Stockholder shall not (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage on such Stockholder's behalf) any inquiry, proposal or offer from any person concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving the Company (an "Acquisition Proposal"), (ii) furnish any non-public information concerning the business, properties or assets of the Company, to any party (other than the Buyer) in connection with any potential Acquisition Proposal, or (iii) engage in discussions or negotiations with any party (other than the Buyer) concerning any potential Acquisition Proposal. Such Stockholder shall promptly advise Transitory Subsidiary of the terms of any communications it may receive relating to any potential Acquisition Proposal.

         Section 4.3 CONDUCT OF STOCKHOLDERS. Such Stockholder will not (i) take, agree or commit to take any action that would make any representation and warranty of such Stockholder hereunder inaccurate in any material respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

                                   ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 5.2 SPECIFIC PERFORMANCE. The parties hereto agree that Transitory Subsidiary may be irreparably damaged if for any reason any Stockholder failed to perform any of its other obligations under this Agreement, and that Transitory Subsidiary would not have any adequate remedy at law for money damages in such event. Accordingly, Transitory Subsidiary shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder. This provision is without prejudice to any other rights that Transitory Subsidiary may have against any Stockholder for any failure to perform its obligations under this Agreement.

         Section 5.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-day delivery via a reputable nationwide overnight courier service, in each case to


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the intended recipient as set forth below the signature of such recipient. Any party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         Section 5.4 Intentionally Omitted.

         Section 5.5 AMENDMENTS; TERMINATION; EXPIRATION. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement may be terminated by the Buyer and Transitory Subsidiary upon written notice to the Stockholders. This Agreement and the Stockholder's obligations hereunder shall expire on the first to occur of (a) the Effective Time (as such term is defined in the Merger Agreement) or (b) the termination of the Merger Agreement in accordance with its terms.

         Section 5.6 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Transitory Subsidiary may assign its rights and obligations to any affiliate of Transitory Subsidiary who becomes a party to this Agreement and agrees in writing to perform and assume the obligations of Transitory Subsidiary hereunder, but no such assignment shall relieve either Buyer or Transitory Subsidiary of their respective obligations hereunder if such assignee does not perform such obligations; provided, further, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of Transitory Subsidiary.

         Section 5.7 GOVERNING LAW AND VENUE. All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of Buyer and Transitory Subsidiary and the Stockholders hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware (the "DELAWARE COURTS") for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives an objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a)


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or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

         Section 5.8 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments.

         Section 5.9 BUYER GUARANTY. Buyer hereby unconditionally guarantees Transitory Subsidiary's obligations under this Agreement and agrees to be liable for any breach of this Agreement by Transitory Subsidiary.

         Section 5.10 HEADINGS. The headings and captions used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 5.11 OBLIGATIONS SEPARATE; STOCKHOLDER CAPACITY. The obligations of the Stockholders hereunder are several and not joint. Each Stockholder who is an individual signs solely in his capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Shares and nothing herein shall limit or affect any actions taken by a Stockholder in his capacity as an officer or director of the Company.

         Section 5.12 DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined shall have the meaning given to such terms in the Merger Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Stockholder
Agreement to be duly executed as of the day and year first above written.

                              BUYER:

                              BREAKAWAY SOLUTIONS, INC.

                              By: /s/ Gordon Brooks
                                  ------------------------------------------
                              Name:  Gordon Brooks
                              Title: President and Chief Executive Officer
                              Address: 50 Rowes Wharf
                                       Boston, Massachusetts 02109

                              copy to: Hale and Dorr LLP
                                       60 State Street
                                       Boston, MA 02109
                                       Attention: Thomas L. Barrette, Jr., Esq.

                              TRANSITORY SUBSIDIARY:

                              BENEDICT ACQUISITION CORP.

                              By: /s/ Kevin Comerford
                                  ------------------------------------------
                              Name:  Kevin Comerford
                              Title: President
                              Address: 50 Rowes Wharf
                                       Boston, Massachusetts 02109

                              copy to: Hale and Dorr LLP
                                       60 State Street
                                       Boston, MA 02109
                                       Attention: Thomas L. Barrette, Jr., Esq.


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                              STOCKHOLDERS:

                              /s/ Maureen Ellenberger
                              ----------------------------
                              Maureen Ellenberger

                              /s/ Vijay Manwani
                              ----------------------------
                              Vijay Manwani

                              /s/ Michael Mordas
                              ----------------------------
                              Michael Mordas

                              Address:   c/o Eggrock Partners, Inc.
                                         30 Monument Square
                                         Concord, MA  01742

                              copy to:   Goodwin, Procter & Hoar LLP
                                         Exchange Place, 53 State Street
                                         Boston, MA 02109
                                         Attention: Jeffrey C. Hadden, P.C.
                                         and Joseph L. Johnson III, P.C.


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                                   SCHEDULE A

STOCKHOLDER NAME                                  NUMBER OF SHARES

Maureen Ellenberger                               2,250,000

Vijay Manwani                                     2,250,000

Michael Mordas                                    2,250,000